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                                                                    EXHIBIT 10.2

                                                           EXECUTION COUNTERPART

              THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


                 This Third Amendment to Revolving Credit Loan Agreement dated as of June 15, 1994 (the "Third Amendment") by and among INTERFACE FLOORING SYSTEMS, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), TRUST COMPANY BANK, Georgia banking corporation (the "Bank") and for the purposes of consenting to this Third Amendment, INTERFACE, INC., a Georgia corporation ("Interface").


                              W I T N E S S E T H:


                 WHEREAS, the Borrower, the Bank and Interface are parties to that certain Revolving Credit Loan Agreement dated as of August 5, 1991, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 30, 1992 and as further amended by that certain Second Amendment to Revolving Credit Agreement dated as of August 5, 1993, pursuant to which the Bank agreed to make to the Borrower certain revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $4,250,000.00 (as amended, the "Loan Agreement"); and

                 WHEREAS, the Borrower and Interface have requested and the Bank has agreed, subject to the terms and conditions hereof, to replace the Prime Rate borrowing option provided by the Loan Agreement with an overnight "cost of funds" borrowing option; and

                 WHEREAS, the Borrower, Interface and the Bank wish to amend the Loan Agreement to incorporate the new pricing options and to make certain other modifications as more particularly set forth below;

                 NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) in hand paid by Borrower and Interface and the Bank and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                 1. Section 1.01 of the Loan Agreement is hereby amended as follows, with each of the following inserted in the proper alphabetical order:

                          (a) The definition of "Borrowing" is hereby deleted in its entirety and the following substituted in lieu thereof:

                          `"Borrowing" shall mean a borrowing under the
                 Commitment, which may be either a Prime Rate Borrowing,
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                   a Cost of Funds Rate Borrowing, a Secondary C/D Rate
                   Borrowing or a Eurodollar Borrowing.'

                          (b) The following definitions of "Cost of Funds Rate" and "Cost of Funds Rate Borrowing" are hereby added immediately following the definition of "Contractual Obligations":

                          '"Cost of Funds Rate" shall mean the rate of interest
                 per annum quoted by the Bank as its overnight cost of funds rate for a certain overnight period, which rate of interest may be accepted or rejected by the Borrower as provided in Sections 2.02 and 2.03 of this Agreement."

                           "Cost of Funds Rate Borrowing" shall mean any
                 Borrowing hereunder which bears interest at the Cost of Funds Rate."'

                 2. The Loan Agreement is hereby amended by deleting Sections 2.02, 2.03, 2.04 and 2.05 thereof in their entirety and substituting the following in lieu thereof:

                 "SECTION 2.02. Interest on Revolving Credit Note. Interest shall accrue on the unpaid principal amount of each Borrowing under the Commitment at the following per annum rates, which may be selected by the Borrower subject to and in accordance with the terms of this
         Agreement:

                 (i) the Cost of Funds Rate quoted by the Bank and accepted by the Borrower in accordance with Section 2.03 hereof plus an additional one percent (1.0%) per annum; or

                (ii) LIBOR for Interest Periods of 1, 2, 3 or 6 months, plus an additional three quarters of one percent (.750%) per annum; or

               (iii) the Secondary C/D Rate for Interest Periods of 30, 60, 90 or 180 days, plus an additional three quarters of one percent (.750%) per annum;

         provided, however, that the Borrower may not select a rate based on LIBOR or the Secondary C/D Rate if the Borrower knows as of the date of such selection that the Interest Period with respect thereto would extend beyond the Termination Date. At no time shall the number of Borrowings outstanding under this Agreement with different interest rates and/or Interest Periods ending on different days exceed five
         (5); provided however, that all Cost of Funds Rate Borrowings shall be treated as one Borrowing and in the event that the outstanding Borrowings hereunder are converted to Prime Rate Borrowings as provided in Sections





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         2.04 or 2.09 hereof, all Prime Rate Borrowings shall be treated as one
         Borrowing.

                      While the Revolving Credit Note shall be dated the date of this Agreement and shall be in an original principal amount equal to the amount of the Commitment, interest shall be payable only with respect to the aggregate Borrowings outstanding thereunder and said Revolving Credit Note shall be enforceable with respect to Borrower's obligation to pay principal thereon only to the extent of the unpaid principal amount of Borrowings outstanding thereunder.

                 SECTION 2.03. Method of Borrowing Under the Commitment. The Borrower shall give the Bank written or telephonic notice (promptly confirmed in writing) of any requested Borrowing under the Commitment (a "Notice of Borrowing") specifying (i) the amount of the Borrowing,
         (ii) the date the proposed Borrowing is to be made (which shall be a Business Day), (iii) whether the Borrowing will be a Secondary C/D Rate Borrowing or a Eurodollar Borrowing or if the Borrower is requesting a quote for a Cost of Funds Rate Borrowing, and (iv) in the case of a Eurodollar Borrowing or a Secondary C/D Rate Borrowing, the duration of the initial Interest Period applicable thereto. Each Notice of Borrowing shall be given to the Bank (i) with respect to any Eurodollar Borrowing, not later than 11:00 A.M. (Atlanta, Georgia time) on the third Business Day preceding the day of such requested Eurodollar Borrowing, (ii) with respect to any Secondary C/D Rate Borrowing, not later than 11:00 A.M. (Atlanta, Georgia time) on the second Business Day preceding the day of such requested Secondary C/D Rate Borrowing, and (iii) with respect to any request for Cost of Funds Rate Borrowing, not later than 11:00 A.M. (Atlanta, Georgia time) on the day of such requested Borrowing. Upon receipt of a request for a quotation for a Cost of Funds Rate Borrowing, the Bank shall promptly quote to the Borrower the applicable Cost of Funds Rate for the period extending from the date of such request to the next Business Day and the Borrower shall immediately accept or reject such request. The Bank shall be entitled to rely on any telephonic Notice of Borrowing which it believes in good faith to have been given by a duly authorized officer or employee of the Borrower and any advances made by the Bank based on such telephonic notice shall, when deposited by the Bank to the Borrower's account no. 8800787742 at Trust Company Bank, be Borrowings for all purposes hereunder.

                 SECTION 2.04. Selection of Successive Interest Rates and Interest Periods. The Borrower may, on the last day of the Interest Period relating thereto, convert any Eurodollar Borrowing or Secondary C/D Rate Borrowing, as the case may be, into a Eurodollar Borrowing, a Secondary C/D Rate





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         Borrowing or, subject to the procedure set forth above, a Cost of
         Funds Rate Borrowing, or continue a Eurodollar Borrowing or Secondary C/D Rate Borrowing, as the case may be, in the same aggregate principal amount. The Borrower may at any time convert a Cost of Funds Rate Borrowing into a Eurodollar Borrowing or a Secondary C/D Rate Borrowing. The Borrower shall give the Bank telephonic notice (promptly confirmed in writing) of any such continuation or conversion (a "Notice of Continuation/Conversion") at least two Business Days prior to a conversion or continuation of any Borrowing (other than a continuation of a Cost of Funds Rate Borrowing), such notice to specify whether the Borrowing is to be continued as or converted to a Secondary C/D Rate Borrowing or a Eurodollar Borrowing or converted to a Cost of Funds Rate Borrowing, subject to the acceptance by the Borrower on the date thereof of the applicable Cost of Funds Rate and, if applicable, the Interest Period selected by the Borrower for such Borrowing. If the Bank does not receive timely notice of any succeeding interest rate and/or Interest Period selected by the Borrower as provided for herein or if the Borrower selects an interest rate for an Interest Period which is not available under Section 2.02 or Section 2.10, any outstanding Borrowing for which the Borrower failed to select an interest rate and/or Interest Period or selected an interest rate for an Interest Period which is not available under
         Section 2.02 or 2.10, shall be converted to a Prime Rate Borrowing and the Bank shall promptly notify the Borrower by telephone, which notice shall be promptly confirmed in writing (including telex) to the Borrower, of such conversion.

                 SECTION 2.05. Revolving Credit Note Interest Payment Dates. Interest on the Revolving Credit Note shall be payable (i) on the last day of the relevant Interest Period for Eurodollar Borrowings and Secondary C/D Rate Borrowings;provided, however, in any case where the Interest Period of an Eurodollar Borrowing or a Secondary C/D Rate Borrowing exceeds 3 months or 90 days, respectively, interest shall be payable on the last day of each of the three month or 90-day periods, as the case may be, comprising such Interest Period as well as on the last day of such Interest Period, (ii) on the last day of each calendar quarter, in arrears, commencing September 30, 1991 for Prime Rate Borrowings and Cost of Funds Rate Borrowings, and (iii) on the Termination Date, whether by acceleration or otherwise.'

                 3. Section 2.15 of the Loan Agreement is hereby amended by deleting the words "the interest rate otherwise in effect from time to time for Prime Rate Borrowings pursuant to Section 2.02" commencing on the eighth line thereof and substituting in lieu thereof "Prime Rate as in effect from time to time."





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                 4.       This Third Amendment shall be effective upon the
receipt of the Bank of a duly executed counterpart of this Third Amendment in its office in Atlanta, Georgia. Upon such receipt all references to the Loan Agreement shall mean the Loan Agreement as amended by this Third Amendment. Except as expressly provided in this Third Amendment, the execution and delivery of this Third Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or waiver of the noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Third Amendment, the Loan Agreement shall remain in force and effect.

                 5. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 6. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.





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                 IN WITNESS WHEREOF the parties hereto have caused this Third
Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        INTERFACE FLOORING SYSTEMS, INC.


                                        By:
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                                          Title:
                                                ------------------------




                                        TRUST COMPANY BANK


                                        By:
                                           -----------------------------
                                          Title:
                                                ------------------------


                                        By:
                                           -----------------------------
                                          Title:
                                                ------------------------





ACKNOWLEDGED, ACCEPTED AND AGREED
AS OF THE 15th DAY OF JUNE, 1994:


INTERFACE, INC.


By:
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  Title:
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THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE TERMS OF THE
FOREGOING THIRD AMENDMENT AND HEREBY RATIFY AND CONFIRM THE GUARANTY AGREEMENTS AS OF THE ___ DAY OF JUNE, 1994:



INTERFACE, INC.


By:
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  Title:
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INTERFACE EUROPE, INC., formerly,
  Interface International, Inc.


By:
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  Title:
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ROCKLAND REACT-RITE, INC.


By:
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  Title:
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INTERFACE RESEARCH CORPORATION


By:
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  Title:
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PANDEL, INC.


By:
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  Title:
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